UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 17, 2024

Monogram Orthopaedics Inc.

(Exact name of Company as specified in its charter)

Delaware	001-41707	81-3777260
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3919 Todd Lane, Austin, TX	78744
(Address of principal executive offices)	(Zip Code)

(512) 399-2656

(Company’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MGRM	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On April 18, 2024, the Company provided an update on the following items:

•	As previously reported on July 20, 2023, Monogram Orthopaedics Inc. (the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) and a related Registration Rights Agreement (the “Registration Rights Agreement”) with B. Riley Principal Capital II, LLC (“B. Riley Principal Capital II”). Pursuant to the Purchase Agreement, subject to the satisfaction of the conditions set forth in the Purchase Agreement, the Company has the right, in its sole discretion, to sell to B. Riley Principal Capital II up to the lesser of (i) $20,000,000 in aggregate gross purchase price of newly issued shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and (ii) 5,847,725 shares of Common Stock, which number of shares is equal to 19.99% of the shares of Common Stock outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”), subject to certain limitations contained in the Purchase Agreement. Sales of Common Stock pursuant to the Purchase Agreement, and the timing of any sales, are solely at the option of the Company, and the Company is under no obligation to sell any securities to B. Riley Principal Capital II under the Purchase Agreement.

Pursuant to the Registration Rights Agreement, the Company filed a resale registration on Form S-1 with the Securities and Exchange Commission on July 26, 2023 registering for resale up to 6,500,000 shares of Common Stock. This Registration Statement on Form S-1 was declared effective on September 7, 2023. Following the filing of the Company’s Annual Report on Form 10-K on March 15, 2024, the Company was required to amend the resale registration statement. Today, the Company filed a Post-Effective Amendment to Form S-1 incorporating the information and financial statements contained in the Company’s recent Form 10-K and registering for resale up to 6,243,974 shares of Common Stock.

As of the date of this Current Report on Form 8-K, the Company has issued 256,026 shares of Common Stock for gross proceeds of $887,831.

•	In the evening of April 9, 2024, the Company received an email notification that its application to the NVIDIA Corporation Inception Program was approved. On April 17, 2024, the Company received notification that since Monogram is already a publicly traded company it could not remain in the program, which the company was unaware of at the time of application. As a publicly-traded company, it can instead apply to the Developer Program, which the Company currently intends to pursue.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONOGRAM ORTHOPAEDICS INC.

Date: April 18, 2024	By:	/s/ Benjamin Sexson
Name: Benjamin Sexson
Title: Chief Executive Officer

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